EXHIBIT 99
GENERAL ELECTRIC COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

As previously reported by General Electric Company (the "Company" or "GE") on November 17, 2015, GE completed the split-off of Synchrony Financial ("Synchrony") through which the Company accepted 671,366,809 shares of GE common stock from its shareholders in exchange for 705,270,833 shares of Synchrony stock that it owned (the "Exchange"). As a result, Synchrony's historical results, which had been reported in General Electric Capital Corporation's ("GECC's") Consumer business, will be reported in GE's consolidated financial statements as discontinued operations and in subsequent periods GE's consolidated financial statements will no longer reflect the assets, liabilities, results of operations or cash flows attributable to Synchrony.

Also, as previously reported by GE on November 30, 2015, the rest of GECC's Consumer business met the criteria to be classified as held for sale.  The Consumer business, including the results of Synchrony, will be reported as discontinued operations beginning in the fourth quarter of 2015.

The following unaudited pro forma condensed consolidated statement of financial position of GE as of September 30, 2015, is presented as if the Exchange and the classification of the Consumer business (including Synchrony) as discontinued operations, as described in the notes to these unaudited pro forma condensed consolidated financial statements, had occurred at September 30, 2015. The unaudited pro forma condensed consolidated statements of earnings for the nine months ended September 30, 2015 and 2014, and each of the years ended December 31, 2014, 2013 and 2012, reflect the classification of Consumer as discontinued operations and the Synchrony split-off as if such events had occurred on January 1, 2012. The unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of GE for each period presented and in the opinion of GE management, all adjustments and disclosures necessary for a fair presentation of the pro forma data have been made.

These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations or financial condition that would have been achieved had the Exchange and classification of the Consumer business as discontinued operations been completed as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma condensed consolidated financial statements and the notes thereto should be read together with the following:


GE's audited consolidated financial statements and the notes thereto as of and for the year ended December 31, 2014, and Management's Discussion and Analysis included in GE's Annual Report on Form 10-K for the year ended December 31, 2014 as updated by GE's Current Report on Form 8-K filed August 7, 2015.


GE's unaudited consolidated financial statements and the notes thereto as of and for the nine months ended September 30, 2015, and Management's Discussion and Analysis included in GE's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

	GE's Current Report on Form 8-K filed November 23, 2015.
	GE's Current Report on Form 8-K filed November 30, 2015.

General Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Financial Position
At September 30, 2015

	General
	Electric		Adjustments
	Company	Consumer	and Effects of the
(In millions, except share amounts)	Historical	Adjustment	the Exchange	Pro Forma
Assets
Cash and equivalents	$99,086	$(15,219)	$-	$83,867
Investment securities	36,933	(4,462)	-	32,471
Current receivables	22,332	-	-	22,332
Inventories	19,285	-	-	19,285
Financing receivables – net	72,353	(60,149)	-	12,204
Other GECC receivables	6,280	(405)	-	5,875
Property, plant and equipment – net	50,704	(265)	-	50,439
Goodwill	61,660	(9,088)	-	52,572
Other intangible assets – net	13,618	(684)	-	12,934
All other assets	45,793	(2,977)	-	42,816
Financing receivables held for sale	22,832	(22,713)	-	119
Deferred income taxes	176	918	(82)	1,012
Assets of businesses held for sale	8,309	(4,917)	-	3,392
Assets of discontinued operations	121,949	121,533	(86,969)	156,513
Total assets	$581,310	$1,572	$(87,051)	$495,831

Liabilities and equity
Short-term borrowings	$46,495	$(189)	$-	$46,306
Accounts payable, principally trade accounts	11,762	(400)	-	11,362
Progress collections and price adjustments accrued	11,247	-	-	11,247
Dividends payable	2,324	-	-	2,324
Other GE current liabilities	12,624	-	102	12,726
Non-recourse borrowings of consolidated securitization entities	16,225	(13,640)	-	2,585
Bank deposits	48,656	(48,656)	-	-
Long-term borrowings	180,011	(10,872)	-	169,139
Investment contracts, insurance liabilities and insurance annuity benefits	26,135	(28)	-	26,107
All other liabilities	60,685	(2,527)	(217)	57,941
Liabilities of businesses held for sale	1,384	(260)	-	1,124
Liabilities of discontinued operations	43,768	78,144	(67,590)	54,322
Total liabilities	461,317	1,572	(67,705)	395,184

Common stock (10,109,239,000 and 9,437,872,191 shares outstanding for GE Historical and Pro forma, respectively)	702	-	-	702
Accumulated other comprehensive income (loss) – net attributable to GE				-
Investment securities	561	-	1	562
Currency translation adjustments	(5,281)	-	22	(5,259)
Cash flow hedges	(174)	-	-	(174)
Benefit plans	(12,089)	-	136	(11,953)
Other capital	32,760	-	-	32,760
Retained earnings	135,932	-	3,668	139,600
Less common stock held in treasury	(41,207)	-	(20,383)	(61,590)
Total GE shareowners' equity	111,204	-	(16,556)	94,648
Noncontrolling interests	8,788	-	(2,790)	5,998
Total equity	119,993	-	(19,346)	100,647
Total liabilities and equity	$581,310	$1,572	$(87,051)	$495,831

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

General Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
For the nine months ended September 30, 2015

	General
	Electric
	Company	Consumer	Effects of the
(In millions; per-share amounts in dollars)	Historical	Adjustment	Exchange	Pro Forma

Revenues and other income
Sales of goods	$53,003	$-	$-	$53,003
Sales of services	22,263	-	-	22,263
Other income	1,092	-	-	1,092
GECC revenues from services	16,373	(9,237)		7,136
Total revenues and other income	92,731	(9,237)	-	83,494

Costs and expenses
Costs of goods sold	42,748	-	-	42,748
Cost of services sold	14,690	-	-	14,690
Interest and other financial charges	3,976	(1,748)	-	2,228
Investment contracts, insurance losses and insurance annuity benefits	1,952	(10)	-	1,942
Provision for losses on financing receivables	4,636	(4,596)	-	40
Other costs and expenses	19,125	(3,562)	-	15,563
Total costs and expenses	87,127	(9,915)	-	77,212

Earnings (loss) from continuing operations
before income taxes	5,604	679	-	6,282
Benefit (provision) for income taxes	(7,466)	238	-	(7,227)

Earnings (loss) from continuing operations	(1,862)	917		(945)
Less net earnings (loss) attributable to noncontrolling interests	229	(270)	-	(41)
Earnings (loss) from continuing operations attributable
to GE common shareowners	$(2,091)	$1,187	$-	$(904)

Per share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$(0.21)			$(0.10)
Basic earnings (loss) per share	$(0.21)			$(0.10)

Average equivalent shares
Diluted	10,085		(671)	9,414
Basic	10,085		(671)	9,414

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

General Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
For the nine months ended September 30, 2014

	General
	Electric
	Company	Consumer	Effects of the
(In millions; per-share amounts in dollars)	Historical	Adjustment	Exchange	Pro Forma

Revenues and other income
Sales of goods	$53,894	$-	$-	$53,894
Sales of services	21,945	-	-	21,945
Other income	792	-	-	792
GECC revenues from services	17,964	(10,822)	-	7,142
Total revenues and other income	94,595	(10,822)	-	83,773

Costs and expenses
Costs of goods sold	43,600	-	-	43,600
Cost of services sold	14,668	-	-	14,668
Interest and other financial charges	3,975	(1,898)	-	2,077
Investment contracts, insurance losses and insurance annuity benefits	1,940	(13)	-	1,927
Provision for losses on financing receivables	2,693	(2,663)	-	29
Other costs and expenses	18,744	(3,659)	-	15,087
Total costs and expenses	85,620	(8,233)	-	77,388

Earnings (loss) from continuing operations
before income taxes	8,975	(2,588)	-	6,385
Benefit (provision) for income taxes	(1,034)	449	-	(585)

Earnings (loss) from continuing operations	7,941	(2,139)	-	5,800
Less net earnings (loss) attributable to noncontrolling interests	(75)	(71)	-	(146)
Earnings (loss) from continuing operations attributable
to GE common shareowners	$8,016	$(2,068)	$-	$5,946

Per share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$0.79			$0.63
Basic earnings (loss) per share	$0.80			$0.63

Average equivalent shares
Diluted	10,121		(671)	9,450
Basic	10,042		(671)	9,371

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

General Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
For the year ended December 31, 2014

	General
	Electric
	Company	Consumer	Effects of the
(In millions; per-share amounts in dollars)	Historical	Adjustment	Exchange	Pro Forma

Revenues and other income
Sales of goods	$76,569	$-	$-	$76,568
Sales of services	30,190	-	-	30,190
Other income	778	-	-	778
GECC revenues from services	24,671	(15,023)	-	9,648
Total revenues and other income	132,208	(15,023)	-	117,184

Costs and expenses
Costs of goods sold	61,257	-	-	61,257
Cost of services sold	20,054	-	-	20,053
Interest and other financial charges	5,334	(2,611)	-	2,723
Investment contracts, insurance losses and insurance annuity benefits	2,548	(18)	-	2,530
Provision for losses on financing receivables	3,623	(3,544)	-	80
Other costs and expenses	25,238	(4,959)	-	20,278
Total costs and expenses	118,054	(11,132)	-	106,921

Earnings (loss) from continuing operations
before income taxes	14,154	(3,891)	-	10,263
Benefit (provision) for income taxes	(1,508)	736	-	(773)

Earnings (loss) from continuing operations	12,646	(3,155)	-	9,490
Less net earnings (loss) attributable to noncontrolling interests	112	(157)	-	(45)
Earnings (loss) from continuing operations attributable
to GE common shareowners	$12,534	$(2,998)	$-	$9,535

Per share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$1.24			$1.01
Basic earnings (loss) per share	$1.25			$1.02

Average equivalent shares
Diluted	10,123		(671)	9,452
Basic	10,045		(671)	9,374

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

General Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
For the year ended December 31, 2013

	General
	Electric
	Company	Consumer	Effects of the
(In millions; per-share amounts in dollars)	Historical	Adjustment	Exchange	Pro Forma

Revenues and other income
Sales of goods	$71,873	$-	$-	$71,873
Sales of services	28,669	-	-	28,669
Other income	3,108	-	-	3,107
GECC revenues from services	25,336	(15,741)	-	9,595
Total revenues and other income	128,986	(15,741)	-	113,245

Costs and expenses
Costs of goods sold	57,867	-	-	57,867
Cost of services sold	19,274	-	-	19,274
Interest and other financial charges	5,539	(2,669)	-	2,870
Investment contracts, insurance losses and insurance annuity benefits	2,676	(15)	-	2,661
Provision for losses on financing receivables	4,053	(4,048)	-	5
Other costs and expenses	26,154	(4,686)	-	21,468
Total costs and expenses	115,563	(11,418)	-	104,145

Earnings (loss) from continuing operations
before income taxes	13,423	(4,324)	-	9,100
Benefit (provision) for income taxes	(1,212)	(7)	-	(1,219)

Earnings (loss) from continuing operations	12,211	(4,330)	-	7,881
Less net earnings (loss) attributable to noncontrolling interests	298	(36)	-	262
Earnings (loss) from continuing operations attributable
to GE common shareowners	$11,913	$(4,294)	$-	$7,618

Per share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$1.16			$0.79
Basic earnings (loss) per share	$1.16			$0.80

Average equivalent shares
Diluted	10,289		(671)	9,618
Basic	10,222		(671)	9,551

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

General Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
For the year ended December 31, 2012

	General
	Electric
	Company	Consumer	Effects of the
(In millions; per-share amounts in dollars)	Historical	Adjustment	Exchange	Pro Forma

Revenues and other income
Sales of goods	$72,990	$-	$-	$72,990
Sales of services	27,158	-	-	27,158
Other income	2,563	-	-	2,563
GECC revenues from services	25,180	(15,303)	-	9,877
Total revenues and other income	127,891	(15,303)	-	112,588

Costs and expenses
Costs of goods sold	56,785	-	-	56,784
Cost of services sold	17,525	-	-	17,525
Interest and other financial charges	6,442	(3,294)	-	3,149
Investment contracts, insurance losses and insurance annuity benefits	2,857	(10)	-	2,847
Provision for losses on financing receivables	3,224	(3,218)	-	5
Other costs and expenses	26,497	(4,420)	-	22,077
Total costs and expenses	113,330	(10,942)	-	102,387

Earnings (loss) from continuing operations
before income taxes	14,561	(4,361)	-	10,201
Benefit (provision) for income taxes	(2,526)	1,141	-	(1,385)

Earnings (loss) from continuing operations	12,035	(3,218)	-	8,816
Less net earnings (loss) attributable to noncontrolling interests	223	(53)	-	170
Earnings (loss) from continuing operations attributable
to GE common shareowners	$11,812	$(3,165)	$-	$8,646

Per share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$1.12			$0.87
Basic earnings (loss) per share	$1.12			$0.88

Average equivalent shares
Diluted	10,564		(671)	9,893
Basic	10,523		(671)	9,852

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1) EXCHANGE AND SPLIT-OFF OF SYNCHRONY
As previously reported by GE on November 17, 2015, GE completed the previously announced split-off of Synchrony through which GE accepted 671,366,809 shares of GE common stock from its shareholders in exchange for 705,270,833 shares of Synchrony stock representing all the Synchrony stock that it owned.
These unaudited pro forma condensed consolidated financial statements reflect an exchange ratio of 1.0505 shares of Synchrony common stock for each share of GE common stock, which represents the ratio that was in effect following the official close of trading on the New York Stock Exchange ("NYSE") on November 12, 2015, and is calculated as the average GE price of $30.3454 per share divided by 93% of the average Synchrony price of $31.0620 per share, reflecting a discount of 7%. The average prices reflect the simple arithmetic average of the daily volume-weighted average prices of shares of GE common stock and Synchrony common stock on the NYSE during the three consecutive trading days ending on and including November 12, 2015. These unaudited pro forma condensed consolidated financial statements reflect the acceptance of 671,366,809 shares of GE common stock in exchange for the 705,270,833 shares of Synchrony common stock.

Shares of Synchrony common stock exchanged	705,270,833
Exchange ratio	1.0505
Total shares of GE common stock accepted	671,366,809

The 671,366,809 shares of GE common stock acquired in the Exchange have been reflected as treasury stock on the unaudited pro forma condensed consolidated statement of financial position. This transaction results in a pro forma one-time net gain to GE estimated as of September 30, 2015 to be approximately $3,668 million calculated as follows:

(In millions)

Fair value of GE common stock tendered (671,366,809 shares acquired at the GE closing price of	$20,383
$30.36 per share as of November 16, 2015)
GECC's carrying value in Synchrony at September 30, 2015	(16,589)
Accumulated other comprehensive loss	(24)
Estimated transaction costs	(102)
Pro forma net gain as of September 30, 2015	$3,668

The pro forma net gain, which would be reflected in discontinued operations in GE's consolidated statement of earnings, has not been reflected in the unaudited pro forma condensed consolidated statements of earnings and has been reflected as an adjustment to retained earnings on the unaudited pro forma condensed consolidated statement of financial position.
The amount of the actual gain to be reported in the fourth quarter of 2015 will differ from the pro forma net gain set forth above based on factors including GE's carrying value of Synchrony at the time the Exchange was consummated (which carrying value increased as GE recognized its share of Synchrony's earnings through the closing of the Exchange).

2) CONSUMER DISCONTINUED OPERATIONS

As previously reported by GE on November 30, 2015, GE met the criteria to classify the rest of GECC's Consumer business as held for sale as of that date. The Consumer business will be reported as discontinued operations beginning in the fourth quarter of 2015.  These unaudited pro forma condensed consolidated financial statements present the Consumer business (including Synchrony) as discontinued operations for all periods presented.